UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-01444

DWS Value Equity Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	2/29

Date of reporting period:	2/29/2012

ITEM 1.	REPORT TO STOCKHOLDERS

FEBRUARY 29, 2012 Annual Report to Shareholders

DWS S&P 500 Plus Fund

Contents
4 Portfolio Management Review
9 Performance Summary
12 Investment Portfolio
28 Statement of Assets and Liabilities
30 Statement of Operations
31 Statement of Changes in Net Assets
32 Financial Highlights
37 Notes to Financial Statements
48 Report of Independent Registered Public Accounting Firm
49 Information About Your Fund's Expenses
51 Tax Information
52 Shareholder Meeting Results
53 Investment Management Agreement Approval
58 Summary of Management Fee Evaluation by Independent Fee Consultant
62 Board Members and Officers
67 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Despite elevated volatility, the U.S. equity market finished the fund's 12-month reporting period ended February 29, 2012 with a return of 5.12%, as gauged by the Standard & Poor's 500® (S&P 500) Index. In the first half of the annual period, stock prices were pressured by concerns about slowing global growth and negative headlines regarding the European debt crisis. The market bottomed in early October, then embarked on a robust recovery that lasted through February 2012 and brought the index into positive territory for the year.

Unfortunately, DWS S&P 500 Plus Fund did not fully participate in the stock market's upside. The fund returned 0.38% during the 12 months ended February 29, 2012, trailing the index.

It is important to note that the Board of the fund recently approved the merger of the fund into DWS S&P 500 Index Fund. Having received approval from the fund's shares on April 16, 2012, this merger is expected to be completed at the close of business on April 27, 2012.

The fund's investment program has two main components or strategies. The fund's primary strategy seeks to replicate the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") The fund also employs a global tactical asset allocation overlay component (the "GTAA strategy"). Under normal circumstances, the fund invests at least 80% of its total assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index. In addition to the fund's index strategy, portfolio management seeks to enhance returns by employing the GTAA strategy, which attempts to take advantage of inefficiencies within global bond, equity and currency markets.

Positive and Negative Contributors to Performance

The negative return of the GTAA strategy accounted for almost all of the fund's underperformance relative to the benchmark during the 12-month reporting period. The largest factor weighing on the return of the GTAA strategy was the performance in its currency strategy. Here, GTAA was hurt by its short position in the Swiss franc early in the annual period. From the beginning of the reporting period through early August, the franc surged amid heavy inflows of cash from investors seeking a "safe haven" from turbulence in the world financial markets. The strategy's incorrect positioning in the currency was the leading cause of its underperformance. The performance of the GTAA strategy's bond portfolio performance had little net impact on performance during the period, as its long positions in the euro bund and U.K. gilt offset losses from its short positions in U.S. and Canadian 10-year bonds.

"The negative return of the GTAA strategy accounted for almost all of the fund's underperformance relative to the benchmark during the 12-month reporting period."

Performance in the equity portfolio was divided into two distinct periods. In the first, which ran from March 2011 through late September 2011, economic growth had softened in relation to the period that immediately preceded it, weighing on investor confidence and leading to numerous profit warnings and a sharp decline in corporate earnings estimates for the year ahead. The market was also pressured by the protracted U.S. debt ceiling debate, the ongoing government debt crisis in Europe and evidence that China's growth is slowing significantly. These factors prompted investors to become extremely risk-averse, leading to a "flight to quality" into U.S. Treasuries despite a downgrade of the U.S. credit rating in August, and sparking a corresponding retreat from equities. Given that the concern about global growth was the primary factor driving market performance during the third quarter, the worst-performing market segments were largely those with the greatest sensitivity to economic trends. Accordingly, materials, industrials and energy stocks all lagged the broader market. On the other side of the ledger, the best-performing sectors were generally those viewed as being more defensive in nature, such as utilities, health care and consumer staples.

During the second half of the reporting period (October 2011 through February 2012), this situation reversed in a 180-degree fashion. Investors became more confident that European policy makers would address the region's problems, and a series of better-than-expected economic reports in the United States indicated that the previous fears about a potential recession had been exaggerated. The result was a strong, protracted rally in equities that saw a revival in the types of economically sensitive stocks that had lagged in the first half, together with more muted gains for the defensive areas of the market.

For the full period, the defensive sectors — consumer staples, health care and utilities — came out on top. Consumer discretionary shares also delivered a strong performance behind the surprising recovery in consumer spending. On the other side of the ledger, financials and materials were the largest underperformers. Among individual stocks, the top three contributors to the 2011 performance of the S&P 500 Index were all technology stocks: Apple, Inc., International Business Machines Corp. and Microsoft Corp. ("Contribution" incorporates both a stock's total return and its weighting in the index.) The largest individual detractors were clustered in the financial sector, with Bank of America Corp., Citigroup, Inc. and JPMorgan Chase & Co. finishing the year as the largest detractors.

Ten Largest Equity Holdings February 29, 2012 (19.0% of Net Assets)
1. Apple, Inc. Manufacturer of personal computers and communication solutions	3.8%
2. Exxon Mobil Corp. Explorer and producer of oil and gas	3.1%
3. Microsoft Corp. Developer of computer software	1.8%
4. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.8%
5. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.6%
6. General Electric Co. Diversified technology, media and financial services company	1.6%
7. Procter & Gamble Co. Manufacturer of diversified consumer products	1.4%
8. AT&T, Inc. An integrated telecommunications company	1.4%
9. Johnson & Johnson Provider of health care products	1.3%
10. Wells Fargo & Co. Diversified financial company	1.2%
Portfolio holdings are subject to change.
For more complete details about the fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section on page 67 for contact information.

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Portfolio Management Team

Robert Wang

Head of Portfolio Management and Trading, QS Investors. Began managing the fund in 2008.

· Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

· BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi

Head of Global Tactical Asset Allocation Portfolio Management and Trading, QS Investors. Portfolio Manager of the fund. Joined the fund in 2007.

· Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

· BA and MBA, University of Miami.

Russell Shtern, CFA

Senior Equities Portfolio Manager, QS Investors. Joined the fund in 2008.

· Joined QS Investors in 2010 after 11 years of experience as a portfolio manager and trader's assistant with Deutsche Asset Management.

· BBA, Pace University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The global tactical asset allocation (GTAA) strategy attempts to take advantage of inefficiencies within global equity, bond, commodity and currency markets. The strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The strategy primarily uses exchange-traded futures contracts and over-the-counter forward currency contracts.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization- weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The value of a short position rises when the underlying stock falls. Conversely, the value of a long position rises when the underlying stock rises.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Performance Summary February 29, 2012 (Unaudited)
Average Annual Total Returns as of 2/29/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	0.38%	23.23%	1.84%	3.79%
Class B	-0.41%	22.31%	1.09%	3.00%
Class C	-0.42%	22.34%	1.09%	3.02%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-5.39%	20.83%	0.64%	3.18%
Class B (max 4.00% CDSC)	-3.38%	21.86%	0.91%	3.00%
Class C (max 1.00% CDSC)	-0.42%	22.34%	1.09%	3.02%
No Sales Charges
Class R	0.10%	22.90%	1.59%	3.54%
Class S	0.62%	23.54%	2.09%	4.05%
S&P 500® Index+	5.12%	25.56%	1.58%	4.17%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated July 1, 2011 are 0.42%, 1.17%, 1.18%, 0.68% and 0.18% for Class A, Class B, Class C, Class R and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS S&P 500 Plus Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended February 29

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S
Net Asset Value: 2/29/12	$13.01	$12.59	$12.62	$12.82	$12.92
2/28/11	$13.13	$12.71	$12.74	$12.94	$13.04
Distribution Information: Twelve Months as of 2/29/12: Income Dividends	$.16	$.06	$.06	$.13	$.19

Morningstar Rankings — Large Blend Funds Category as of 2/29/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	1,333	of	1,769	75
3-Year	981	of	1,573	62
5-Year	342	of	1,374	25
10-Year	428	of	826	52
Class B 1-Year	1,445	of	1,769	81
3-Year	1,167	of	1,573	74
5-Year	665	of	1,374	48
10-Year	644	of	826	78
Class C 1-Year	1,446	of	1,769	81
3-Year	1,160	of	1,573	73
5-Year	662	of	1,374	48
10-Year	639	of	826	77
Class R 1-Year	1,377	of	1,769	78
3-Year	1,051	of	1,573	67
5-Year	415	of	1,374	30
Class S 1-Year	1,285	of	1,769	72
3-Year	910	of	1,573	58
5-Year	271	of	1,374	20
10-Year	330	of	826	40

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of February 29, 2012
	Shares	Value ($)

Common Stocks 93.2%
Consumer Discretionary 10.3%
Auto Components 0.2%
Goodyear Tire & Rubber Co.*	3,100	39,866
Johnson Controls, Inc. (a)	10,800	352,404
		392,270
Automobiles 0.5%
Ford Motor Co. (a)	59,950	742,181
Harley-Davidson, Inc.	3,800	177,004
		919,185
Distributors 0.1%
Genuine Parts Co.	2,300	144,164
Diversified Consumer Services 0.1%
Apollo Group, Inc. "A"*	2,400	102,336
DeVry, Inc.	600	21,318
H&R Block, Inc.	3,704	60,375
		184,029
Hotels Restaurants & Leisure 1.8%
Carnival Corp.	6,900	209,001
Chipotle Mexican Grill, Inc.*	500	195,110
Darden Restaurants, Inc.	1,700	86,683
International Game Technology	3,400	51,068
Marriott International, Inc. "A" (a)	3,930	138,650
McDonald's Corp.	15,608	1,549,562
Starbucks Corp.	10,700	519,592
Starwood Hotels & Resorts Worldwide, Inc. (a)	3,100	167,090
Wyndham Worldwide Corp.	2,900	127,571
Wynn Resorts Ltd. (a)	1,100	130,394
Yum! Brands, Inc.	7,700	510,048
		3,684,769
Household Durables 0.2%
D.R. Horton, Inc.	5,600	80,304
Harman International Industries, Inc.	1,000	49,130
Leggett & Platt, Inc.	1,900	42,997
Lennar Corp. "A"	1,200	28,056
Newell Rubbermaid, Inc.	5,800	106,140
Pulte Group, Inc.* (a)	6,877	60,655
Whirlpool Corp.	1,100	83,127
		450,409
Internet & Catalog Retail 0.9%
Amazon.com, Inc.*	5,400	970,326
Expedia, Inc.	1,550	52,778
Netflix, Inc.*	700	77,511
Priceline.com, Inc.*	800	501,616
TripAdvisor, Inc.* (a)	4,050	130,531
		1,732,762
Leisure Equipment & Products 0.1%
Hasbro, Inc.	2,300	81,236
Mattel, Inc.	5,800	188,152
		269,388
Media 3.1%
Cablevision Systems Corp. (New York Group) "A"	2,000	28,460
CBS Corp. "B"	9,600	287,040
Comcast Corp. "A"	43,200	1,269,216
DIRECTV "A"*	12,500	579,000
Discovery Communications, Inc. "A"* (a)	4,500	209,925
Gannett Co., Inc.	2,217	32,900
Interpublic Group of Companies, Inc.	6,300	73,836
McGraw-Hill Companies, Inc. (a)	4,500	209,430
News Corp. "A"	35,500	705,385
Omnicom Group, Inc. (a)	4,200	207,648
Scripps Networks Interactive "A"	1,700	76,840
Time Warner Cable, Inc. (a)	5,376	426,532
Time Warner, Inc. (a)	14,366	534,559
Viacom, Inc. "B"	9,100	433,342
Walt Disney Co. (a)	28,900	1,213,511
Washington Post Co. "B"	100	39,390
		6,327,014
Multiline Retail 0.7%
Big Lots, Inc.*	800	35,080
Dollar Tree, Inc.*	1,400	123,914
Family Dollar Stores, Inc.	2,000	107,980
JC Penney Co., Inc. (a)	1,500	59,400
Kohl's Corp. (a)	3,800	188,784
Macy's, Inc.	6,200	235,414
Nordstrom, Inc. (a)	2,000	107,240
Sears Holdings Corp.* (a)	500	34,830
Target Corp. (a)	10,000	566,900
		1,459,542
Specialty Retail 1.9%
Abercrombie & Fitch Co. "A"	1,000	45,790
AutoNation, Inc.*	600	20,448
AutoZone, Inc.*	500	187,240
Bed Bath & Beyond, Inc.*	3,800	227,012
Best Buy Co., Inc. (a)	4,800	118,560
CarMax, Inc.* (a)	3,600	110,484
GameStop Corp. "A"	3,100	70,618
Home Depot, Inc.	23,200	1,103,624
Limited Brands, Inc.	3,500	162,855
Lowe's Companies, Inc.	17,900	508,002
O'Reilly Automotive, Inc.* (a)	2,000	173,000
Orchard Supply Hardware Stores Corp. "A"* (a)	22	593
Ross Stores, Inc.	2,800	149,324
Staples, Inc. (a)	10,100	148,066
The Gap, Inc.	6,100	142,496
Tiffany & Co.	1,600	104,016
TJX Companies, Inc. (a)	12,200	446,642
Urban Outfitters, Inc.*	3,000	85,170
		3,803,940
Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	4,100	306,844
NIKE, Inc. "B"	6,018	649,463
Ralph Lauren Corp.	1,100	191,103
VF Corp. (a)	1,400	204,470
		1,351,880
Consumer Staples 10.1%
Beverages 2.3%
Beam, Inc.	2,400	132,192
Brown-Forman Corp. "B" (a)	1,500	122,475
Coca-Cola Co.	35,039	2,447,825
Coca-Cola Enterprises, Inc.	5,100	147,390
Constellation Brands, Inc. "A"*	2,700	58,968
Dr. Pepper Snapple Group, Inc. (a)	3,400	129,370
Molson Coors Brewing Co. "B"	2,500	109,850
PepsiCo, Inc.	23,827	1,499,671
		4,647,741
Food & Staples Retailing 2.2%
Costco Wholesale Corp.	6,400	550,784
CVS Caremark Corp.	21,400	965,140
Kroger Co. (a)	7,400	176,046
Safeway, Inc. (a)	5,544	118,919
SUPERVALU, Inc.	1,900	12,407
Sysco Corp. (a)	9,300	273,606
Wal-Mart Stores, Inc. (a)	27,288	1,612,175
Walgreen Co. (a)	14,400	477,504
Whole Foods Market, Inc.	2,500	201,850
		4,388,431
Food Products 1.7%
Archer-Daniels-Midland Co. (a)	9,900	308,880
Campbell Soup Co.	2,400	79,968
ConAgra Foods, Inc.	6,200	162,750
Dean Foods Co.*	2,400	29,424
General Mills, Inc.	9,668	370,381
H.J. Heinz Co. (a)	4,900	258,279
Hormel Foods Corp.	2,800	79,716
Kellogg Co. (a)	4,000	209,400
Kraft Foods, Inc. "A"	27,319	1,040,034
McCormick & Co., Inc.	2,000	100,900
Mead Johnson Nutrition Co. (a)	2,800	217,700
Sara Lee Corp.	6,500	131,625
The Hershey Co.	2,600	157,820
The JM Smucker Co.	1,900	143,108
Tyson Foods, Inc. "A"	5,300	100,223
		3,390,208
Household Products 2.0%
Clorox Co.	2,200	148,742
Colgate-Palmolive Co. (a)	7,400	689,532
Kimberly-Clark Corp. (a)	5,306	386,701
Procter & Gamble Co.	41,787	2,821,458
		4,046,433
Personal Products 0.1%
Avon Products, Inc.	6,000	112,140
Estee Lauder Companies, Inc. "A"	3,400	199,036
		311,176
Tobacco 1.8%
Altria Group, Inc. (a)	31,003	933,190
Lorillard, Inc. (a)	2,200	288,376
Philip Morris International, Inc. (a)	26,403	2,205,179
Reynolds American, Inc.	5,200	218,036
		3,644,781
Energy 11.2%
Energy Equipment & Services 1.9%
Baker Hughes, Inc. (a)	6,521	327,876
Cameron International Corp.*	3,600	200,556
Diamond Offshore Drilling, Inc.	1,200	82,164
FMC Technologies, Inc.*	3,200	161,376
Halliburton Co.	14,200	519,578
Helmerich & Payne, Inc. (a)	1,900	116,470
Nabors Industries Ltd.*	3,300	71,874
National Oilwell Varco, Inc.	6,700	552,951
Noble Corp.*	4,000	160,720
Rowan Companies, Inc.*	2,900	106,923
Schlumberger Ltd. (a)	19,439	1,508,661
		3,809,149
Oil, Gas & Consumable Fuels 9.3%
Alpha Natural Resources, Inc.*	4,527	84,021
Anadarko Petroleum Corp.	6,882	578,914
Apache Corp. (a)	5,286	570,518
Cabot Oil & Gas Corp. (a)	3,600	125,568
Chesapeake Energy Corp. (a)	10,689	267,225
Chevron Corp. (a)	29,700	3,240,864
ConocoPhillips	20,377	1,559,859
CONSOL Energy, Inc. (a)	3,200	114,624
Denbury Resources, Inc.* (a)	8,100	161,271
Devon Energy Corp. (a)	6,392	468,598
El Paso Corp.	12,200	339,282
EOG Resources, Inc.	4,300	489,598
EQT Corp.	2,100	111,342
Exxon Mobil Corp.	73,339	6,343,823
Hess Corp.	3,600	233,712
Marathon Oil Corp. (a)	11,208	379,839
Marathon Petroleum Corp.	5,604	232,846
Murphy Oil Corp.	2,800	179,032
Newfield Exploration Co.*	1,700	61,200
Noble Energy, Inc.	2,800	273,420
Occidental Petroleum Corp.	11,800	1,231,566
Peabody Energy Corp.	4,100	143,008
Pioneer Natural Resources Co. (a)	1,900	208,316
QEP Resources, Inc.	2,100	71,694
Range Resources Corp.	2,700	171,936
Southwestern Energy Co.* (a)	5,700	188,442
Spectra Energy Corp.	9,300	291,834
Sunoco, Inc.	2,000	77,260
Tesoro Corp.*	3,000	79,590
Valero Energy Corp. (a)	8,800	215,512
Williams Companies, Inc.	8,700	259,956
WPX Energy, Inc.*	2,900	52,664
		18,807,334
Financials 13.2%
Capital Markets 1.8%
Ameriprise Financial, Inc.	3,816	212,780
Bank of New York Mellon Corp. (a)	16,652	368,176
BlackRock, Inc.	1,500	298,500
Charles Schwab Corp. (a)	16,700	231,796
E*TRADE Financial Corp.*	2,150	20,704
Federated Investors, Inc. "B" (a)	900	18,441
Franklin Resources, Inc. (a)	2,200	259,358
Invesco Ltd.	6,600	163,482
Legg Mason, Inc.	2,500	68,475
Morgan Stanley (a)	19,416	359,973
Northern Trust Corp.	3,800	168,758
State Street Corp.	8,100	342,063
T. Rowe Price Group, Inc.	4,600	283,314
The Goldman Sachs Group, Inc. (a)	7,170	825,554
		3,621,374
Commercial Banks 2.5%
BB&T Corp. (a)	10,500	307,125
Comerica, Inc.	3,000	89,070
Fifth Third Bancorp.	16,000	217,760
First Horizon National Corp.	3,193	30,014
Huntington Bancshares, Inc.	10,900	63,710
KeyCorp	12,600	102,060
M&T Bank Corp. (a)	1,200	97,944
PNC Financial Services Group, Inc.	8,346	496,754
Regions Financial Corp.	19,500	112,320
SunTrust Banks, Inc.	8,400	192,864
U.S. Bancorp. (a)	29,400	864,360
Wells Fargo & Co.	79,565	2,489,589
Zions Bancorp.	2,400	45,600
		5,109,170
Consumer Finance 0.8%
American Express Co. (a)	16,400	867,396
Capital One Financial Corp.	7,200	364,320
Discover Financial Services	7,701	231,107
SLM Corp.	7,900	124,504
		1,587,327
Diversified Financial Services 2.8%
Bank of America Corp.	144,526	1,151,872
Citigroup, Inc.	41,835	1,393,942
CME Group, Inc. "A" (a)	1,100	318,439
IntercontinentalExchange, Inc.* (a)	1,000	137,960
JPMorgan Chase & Co.	57,244	2,246,255
Leucadia National Corp.	3,800	108,262
Moody's Corp. (a)	3,100	119,691
NYSE Euronext	3,700	110,149
The NASDAQ OMX Group, Inc.*	2,900	76,386
		5,662,956
Insurance 3.3%
ACE Ltd.	4,900	351,379
Aflac, Inc.	7,400	349,650
Allstate Corp.	8,697	273,347
American International Group, Inc.* (a)	6,996	204,423
Aon Corp. (a)	5,300	248,093
Assurant, Inc.	1,700	72,199
Berkshire Hathaway, Inc. "B"*	25,776	2,022,127
Chubb Corp. (a)	3,500	237,860
Cincinnati Financial Corp.	2,420	85,111
Genworth Financial, Inc. "A"*	2,600	23,634
Hartford Financial Services Group, Inc. (a)	6,100	126,331
Lincoln National Corp.	3,200	79,488
Loews Corp.	4,700	183,958
Marsh & McLennan Companies, Inc.	8,900	277,680
MetLife, Inc. (a)	16,719	644,518
Principal Financial Group, Inc.	5,068	140,181
Progressive Corp. (a)	10,800	231,336
Prudential Financial, Inc.	8,107	495,824
The Travelers Companies, Inc. (a)	6,500	376,805
Torchmark Corp.	1,800	87,192
Unum Group	4,100	94,505
XL Group PLC	5,400	112,320
		6,717,961
Real Estate Investment Trusts 1.8%
American Tower Corp. (REIT)	6,400	400,512
Apartment Investment & Management Co. "A" (REIT)	1,170	29,063
AvalonBay Communities, Inc. (REIT) (a)	1,315	170,516
Boston Properties, Inc. (REIT)	1,900	192,945
Equity Residential (REIT) (a)	4,200	238,938
HCP, Inc. (REIT)	7,300	288,350
Health Care REIT, Inc. (REIT) (a)	2,300	125,212
Host Hotels & Resorts, Inc. (REIT)	9,424	148,711
Kimco Realty Corp. (REIT)	4,800	88,224
Plum Creek Timber Co., Inc. (REIT) (a)	3,000	117,480
ProLogis, Inc. (REIT)	7,110	239,322
Public Storage (REIT) (a)	2,200	294,954
Simon Property Group, Inc. (REIT) (a)	4,487	607,899
Ventas, Inc. (REIT) (a)	4,500	251,640
Vornado Realty Trust (REIT)	2,738	223,777
Weyerhaeuser Co. (REIT) (a)	7,573	158,200
		3,575,743
Real Estate Management & Development 0.1%
CBRE Group, Inc.*	5,700	104,481
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp., Inc.	6,800	46,580
People's United Financial, Inc.	4,300	54,137
		100,717
Health Care 10.7%
Biotechnology 1.1%
Amgen, Inc.	13,100	890,145
Biogen Idec, Inc.*	3,600	419,292
Celgene Corp.*	6,700	491,278
Gilead Sciences, Inc.*	11,100	505,050
		2,305,765
Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	8,707	506,138
Becton, Dickinson & Co. (a)	3,600	274,392
Boston Scientific Corp.*	23,800	148,036
C.R. Bard, Inc. (a)	1,300	121,706
CareFusion Corp.*	3,150	81,302
Covidien PLC	8,000	418,000
DENTSPLY International, Inc. (a)	2,900	112,172
Edwards Lifesciences Corp.*	1,800	131,634
Intuitive Surgical, Inc.* (a)	600	306,972
Medtronic, Inc. (a)	16,600	632,792
St. Jude Medical, Inc. (a)	5,400	227,448
Stryker Corp.	5,100	273,564
Varian Medical Systems, Inc.* (a)	1,700	110,925
Zimmer Holdings, Inc.*	2,700	164,025
		3,509,106
Health Care Providers & Services 2.0%
Aetna, Inc.	5,900	275,884
AmerisourceBergen Corp. (a)	3,900	145,665
Cardinal Health, Inc.	5,000	207,750
CIGNA Corp.	3,800	167,618
Coventry Health Care, Inc.*	2,900	94,801
DaVita, Inc.*	1,700	147,135
Express Scripts, Inc.* (a)	8,000	426,640
Humana, Inc.	2,400	209,040
Laboratory Corp. of America Holdings* (a)	1,272	114,340
McKesson Corp.	4,100	342,391
Medco Health Solutions, Inc.*	4,800	324,432
Patterson Companies, Inc.	1,300	41,496
Quest Diagnostics, Inc.	2,100	121,905
Tenet Healthcare Corp.*	5,900	33,335
UnitedHealth Group, Inc. (a)	16,424	915,638
WellPoint, Inc.	5,800	380,654
		3,948,724
Health Care Technology 0.1%
Cerner Corp.* (a)	2,000	147,660
Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.*	6,200	270,444
Life Technologies Corp.*	2,862	135,401
PerkinElmer, Inc.	1,700	45,900
Thermo Fisher Scientific, Inc.*	6,200	351,044
Waters Corp.*	1,500	134,400
		937,189
Pharmaceuticals 5.3%
Abbott Laboratories (a)	23,804	1,347,544
Allergan, Inc.	4,600	412,114
Bristol-Myers Squibb Co.	25,224	811,456
Eli Lilly & Co.	15,600	612,144
Forest Laboratories, Inc.* (a)	4,800	156,096
Hospira, Inc.*	2,800	99,736
Johnson & Johnson (a)	41,508	2,701,341
Merck & Co., Inc.	46,007	1,756,087
Mylan, Inc.* (a)	5,000	117,200
Perrigo Co.	1,100	113,366
Pfizer, Inc.	117,090	2,470,599
Watson Pharmaceuticals, Inc.*	1,700	99,144
		10,696,827
Industrials 10.1%
Aerospace & Defense 2.4%
Boeing Co.	11,307	847,460
General Dynamics Corp.	5,731	419,681
Goodrich Corp.	2,000	251,940
Honeywell International, Inc. (a)	12,100	720,797
L-3 Communications Holdings, Inc. (a)	1,600	112,400
Lockheed Martin Corp. (a)	3,330	294,405
Northrop Grumman Corp. (a)	2,900	173,449
Precision Castparts Corp. (a)	2,300	385,089
Raytheon Co.	4,992	252,196
Rockwell Collins, Inc. (a)	2,100	124,509
Textron, Inc. (a)	4,200	115,542
United Technologies Corp. (a)	13,904	1,166,128
		4,863,596
Air Freight & Logistics 0.9%
C.H. Robinson Worldwide, Inc. (a)	2,400	158,808
Expeditors International of Washington, Inc.	3,100	135,253
FedEx Corp.	4,600	413,954
United Parcel Service, Inc. "B" (a)	14,113	1,085,149
		1,793,164
Airlines 0.1%
Southwest Airlines Co. (a)	11,700	105,066
Building Products 0.0%
Masco Corp.	4,700	55,836
Commercial Services & Supplies 0.4%
Avery Dennison Corp.	2,400	73,200
Cintas	2,400	92,544
Iron Mountain, Inc. (a)	3,600	111,780
Pitney Bowes, Inc.	3,300	59,829
R.R. Donnelley & Sons Co. (a)	2,400	33,168
Republic Services, Inc.	4,600	137,218
Stericycle, Inc.*	1,400	121,478
Waste Management, Inc. (a)	7,300	255,354
		884,571
Construction & Engineering 0.2%
Fluor Corp.	2,700	163,296
Jacobs Engineering Group, Inc.*	1,600	73,952
Quanta Services, Inc.*	3,400	71,060
		308,308
Electrical Equipment 0.5%
Cooper Industries PLC	2,700	165,294
Emerson Electric Co.	11,600	583,596
Rockwell Automation, Inc.	2,100	167,958
Roper Industries, Inc.	1,100	100,672
		1,017,520
Industrial Conglomerates 2.4%
3M Co.	10,799	945,992
Danaher Corp. (a)	8,958	473,251
General Electric Co.	166,413	3,170,168
Tyco International Ltd.	6,000	310,920
		4,900,331
Machinery 2.1%
Caterpillar, Inc. (a)	9,100	1,039,311
Cummins, Inc. (a)	3,220	388,235
Deere & Co. (a)	6,600	547,338
Dover Corp. (a)	2,800	179,256
Eaton Corp.	5,600	292,264
Flowserve Corp.	700	82,999
Illinois Tool Works, Inc. (a)	7,500	417,675
Ingersoll-Rand PLC (a)	5,100	203,388
Joy Global, Inc.	1,600	139,136
PACCAR, Inc. (a)	5,600	257,656
Pall Corp.	700	44,415
Parker Hannifin Corp. (a)	2,400	215,544
Snap-on, Inc.	600	36,678
Stanley Black & Decker, Inc. (a)	2,592	199,066
Xylem, Inc.	3,000	77,940
		4,120,901
Professional Services 0.1%
Dun & Bradstreet Corp.	500	41,325
Equifax, Inc.	1,400	58,856
Robert Half International, Inc.	2,100	59,703
		159,884
Road & Rail 0.8%
CSX Corp. (a)	17,700	371,877
Norfolk Southern Corp.	5,500	378,950
Ryder System, Inc.	1,000	53,230
Union Pacific Corp. (a)	7,542	831,506
		1,635,563
Trading Companies & Distributors 0.2%
Fastenal Co. (a)	3,800	200,184
W.W. Grainger, Inc. (a)	900	186,957
		387,141
Information Technology 18.6%
Communications Equipment 2.0%
Cisco Systems, Inc.	82,452	1,639,146
F5 Networks, Inc.*	1,200	149,952
Harris Corp.	1,900	82,897
JDS Uniphase Corp.*	4,500	58,680
Juniper Networks, Inc.*	8,300	188,908
Motorola Mobility Holdings, Inc.* (a)	4,725	187,582
Motorola Solutions, Inc.	3,500	174,300
QUALCOMM, Inc.	24,728	1,537,587
		4,019,052
Computers & Peripherals 5.0%
Apple, Inc.*	13,938	7,560,529
Dell, Inc.*	21,400	370,220
EMC Corp.* (a)	32,200	891,618
Hewlett-Packard Co.	30,196	764,261
Lexmark International, Inc. "A"	1,600	59,008
NetApp, Inc.*	5,400	232,200
SanDisk Corp.*	3,200	158,272
Western Digital Corp.*	4,000	157,000
		10,193,108
Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. "A" (a)	2,400	134,304
Corning, Inc. (a)	21,000	273,840
FLIR Systems, Inc.	2,700	70,659
Jabil Circuit, Inc.	1,800	46,494
Molex, Inc. (a)	1,900	51,490
TE Connectivity Ltd. (a)	6,800	248,540
		825,327
Internet Software & Services 1.7%
Akamai Technologies, Inc.*	2,700	97,200
eBay, Inc.*	15,900	568,266
Google, Inc. "A"*	3,749	2,317,819
VeriSign, Inc. (a)	2,400	88,680
Yahoo!, Inc.* (a)	19,700	292,151
		3,364,116
IT Services 3.6%
Accenture PLC "A"	10,200	607,308
Automatic Data Processing, Inc.	6,300	342,216
Cognizant Technology Solutions Corp. "A"*	4,600	326,370
Computer Sciences Corp.	2,600	82,576
Fidelity National Information Services, Inc.	4,000	126,920
Fiserv, Inc.*	2,200	145,860
International Business Machines Corp.	18,013	3,543,697
MasterCard, Inc. "A"	1,500	630,000
Paychex, Inc. (a)	5,600	175,280
SAIC, Inc.*	3,500	42,770
Teradata Corp.*	2,400	159,720
Total System Services, Inc.	1,693	37,043
Visa, Inc. "A" (a)	7,200	837,864
Western Union Co.	9,200	160,724
		7,218,348
Office Electronics 0.1%
Xerox Corp.	20,748	170,756
Semiconductors & Semiconductor Equipment 2.2%
Advanced Micro Devices, Inc.*	6,700	49,245
Altera Corp.	5,800	223,010
Analog Devices, Inc.	2,900	113,709
Applied Materials, Inc. (a)	18,200	222,768
Broadcom Corp. "A"*	6,900	256,335
First Solar, Inc.*	800	25,840
Intel Corp.	78,894	2,120,671
KLA-Tencor Corp. (a)	2,800	135,520
Linear Technology Corp.	3,200	107,136
LSI Corp.*	5,500	47,300
Microchip Technology, Inc. (a)	2,700	97,389
Micron Technology, Inc.*	15,200	129,960
Novellus Systems, Inc.*	1,700	79,016
NVIDIA Corp.*	8,400	127,260
Teradyne, Inc.*	1,800	29,556
Texas Instruments, Inc.	17,300	576,955
Xilinx, Inc. (a)	3,800	140,334
		4,482,004
Software 3.6%
Adobe Systems, Inc.*	7,200	236,808
Autodesk, Inc.*	2,900	109,765
BMC Software, Inc.*	2,600	97,344
CA, Inc. (a)	6,200	167,586
Citrix Systems, Inc.*	3,100	231,694
Electronic Arts, Inc.*	5,200	84,916
Intuit, Inc.	4,900	283,416
Microsoft Corp.	112,970	3,585,668
Oracle Corp.	58,599	1,715,193
Red Hat, Inc.*	2,900	143,434
Salesforce.com, Inc.* (a)	2,300	329,268
Symantec Corp.*	11,100	198,024
		7,183,116
Materials 3.3%
Chemicals 2.1%
Air Products & Chemicals, Inc. (a)	3,200	288,768
Airgas, Inc.	1,200	98,796
CF Industries Holdings, Inc.	1,000	186,000
Dow Chemical Co. (a)	16,800	562,968
E.I. du Pont de Nemours & Co.	14,087	716,324
Eastman Chemical Co.	2,400	129,912
Ecolab, Inc.	4,000	240,000
FMC Corp.	900	89,073
International Flavors & Fragrances, Inc.	900	51,327
Monsanto Co.	8,600	665,468
PPG Industries, Inc. (a)	2,500	228,125
Praxair, Inc. (a)	4,500	490,500
Sigma-Aldrich Corp. (a)	2,200	157,938
The Mosaic Co.	4,300	248,325
The Sherwin-Williams Co. (a)	1,300	134,095
		4,287,619
Construction Materials 0.1%
Vulcan Materials Co.	2,000	89,120
Containers & Packaging 0.1%
Ball Corp.	3,000	120,240
Bemis Co., Inc.	2,300	72,151
Owens-Illinois, Inc.*	2,100	50,190
Sealed Air Corp.	1,800	35,334
		277,915
Metals & Mining 0.8%
Alcoa, Inc. (a)	11,200	113,904
Allegheny Technologies, Inc.	2,200	96,514
Cliffs Natural Resources, Inc. (a)	2,400	152,352
Freeport-McMoRan Copper & Gold, Inc.	13,132	558,898
Newmont Mining Corp. (a)	7,900	469,260
Nucor Corp. (a)	4,500	195,885
SunCoke Energy, Inc.*	1,060	15,189
Titanium Metals Corp.	700	10,262
United States Steel Corp.	2,363	64,321
		1,676,585
Paper & Forest Products 0.2%
International Paper Co. (a)	6,300	221,445
MeadWestvaco Corp.	3,500	105,980
		327,425
Telecommunication Services 2.5%
Diversified Telecommunication Services 2.4%
AT&T, Inc. (a)	89,896	2,749,919
CenturyLink, Inc. (a)	8,239	331,620
Frontier Communications Corp. (a)	15,875	72,866
Verizon Communications, Inc.	42,658	1,625,696
Windstream Corp. (a)	8,100	97,848
		4,877,949
Wireless Telecommunication Services 0.1%
MetroPCS Communications, Inc.*	2,500	25,750
Sprint Nextel Corp.* (a)	41,200	101,764
		127,514
Utilities 3.2%
Electric Utilities 1.8%
American Electric Power Co., Inc.	7,592	285,535
Duke Energy Corp. (a)	19,300	403,756
Edison International	4,900	205,163
Entergy Corp. (a)	2,895	192,894
Exelon Corp. (a)	10,400	406,328
FirstEnergy Corp. (a)	6,704	296,920
NextEra Energy, Inc. (a)	6,754	401,931
Northeast Utilities	3,000	107,700
Pepco Holdings, Inc.	3,700	71,928
Pinnacle West Capital Corp.	1,900	89,357
PPL Corp.	9,300	265,515
Progress Energy, Inc.	4,500	238,860
Southern Co. (a)	13,653	603,326
		3,569,213
Gas Utilities 0.0%
AGL Resources, Inc.	419	16,705
ONEOK, Inc.	200	16,528
		33,233
Independent Power Producers & Energy Traders 0.2%
AES Corp.* (a)	10,800	146,449
Constellation Energy Group, Inc.	2,700	97,902
NRG Energy, Inc.*	5,300	90,630
		334,981
Multi-Utilities 1.2%
Ameren Corp.	3,200	102,624
CenterPoint Energy, Inc.	6,600	128,634
CMS Energy Corp.	2,300	49,243
Consolidated Edison, Inc.	4,400	255,640
Dominion Resources, Inc. (a)	9,100	459,277
DTE Energy Co.	2,700	145,773
Integrys Energy Group, Inc.	1,400	72,842
NiSource, Inc.	4,600	110,400
PG&E Corp. (a)	6,500	270,920
Public Service Enterprise Group, Inc.	8,100	249,318
SCANA Corp.	1,700	76,500
Sempra Energy	3,400	201,416
TECO Energy, Inc.	1,900	34,105
Wisconsin Energy Corp. (a)	3,900	132,912
Xcel Energy, Inc.	7,500	198,675
		2,488,279
Total Common Stocks (Cost $132,041,673)		187,567,146

Preferred Stock 0.0%
Consumer Discretionary
Specialty Retail
Orchard Supply Hardware Stores Corp. Series A* (a) (Cost $43)	22	45

Securities Lending Collateral 29.1%
Daily Assets Fund Institutional, 0.26% (b) (c) (Cost $58,574,751)	58,574,751	58,574,751

Cash Equivalents 2.2%
Central Cash Management Fund, 0.10% (b) (Cost $4,390,902)	4,390,902	4,390,902

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $195,007,369)+	124.5	250,532,844
Other Assets and Liabilities, Net	(24.5)	(49,221,632)
Net Assets	100.0	201,311,212

* Non-income producing security.

+ The cost for federal income tax purposes was $200,254,495. At February 29, 2012, net unrealized appreciation for all securities based on tax cost was $50,278,349. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $59,124,301 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,845,952.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at February 29, 2012 amounted to $56,998,500, which is 28.3% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

At February 29, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	3/15/2012	503	62,644,162	(1,065,009)
S&P 500 E-Mini Index	USD	3/16/2012	94	6,412,680	453,796
S&P 500 Index	USD	3/15/2012	24	8,186,400	811,403
United Kingdom Long Gilt Bond	GBP	6/27/2012	110	20,130,136	129,937
Total net unrealized appreciation					330,127

At February 29, 2012, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year Canadian Government Bond	CAD	6/20/2012	177	23,718,662	(154,505)
10 Year U.S. Treasury Note	USD	6/20/2012	455	59,583,672	(89,777)
Total unrealized depreciation					(244,282)

At February 29, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	37,019,049	CHF	34,110,000	3/21/2012	791,790	UBS AG
USD	37,058,811	AUD	34,940,000	3/21/2012	505,388	UBS AG
USD	16,753,054	SEK	112,460,000	3/21/2012	310,959	UBS AG
USD	426,943	NOK	2,420,000	3/21/2012	6,810	UBS AG
Total unrealized appreciation					1,614,947

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	22,523,903	JPY	1,788,640,000	3/21/2012	(469,809)	UBS AG
NOK	71,790,000	USD	12,482,612	3/21/2012	(384,798)	UBS AG
EUR	36,590,000	USD	47,921,210	3/21/2012	(962,961)	UBS AG
NZD	20,490,000	USD	17,097,122	3/21/2012	(83,789)	UBS AG
CAD	27,840,000	USD	27,816,106	3/21/2012	(385,581)	UBS AG
GBP	5,540,000	USD	8,689,584	3/21/2012	(145,833)	UBS AG
Total unrealized depreciation					(2,432,771)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP Great British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 29, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$187,567,146	$—	$—	$187,567,146
Preferred Stocks (d)	45	—	—	45
Short-Term Investments (d)	62,965,653	—	—	62,965,653
Derivatives (e)	1,395,136	1,614,947	—	3,010,083
Total	$251,927,980	$1,614,947	$—	$253,542,927
Liabilities
Derivatives (e)	$(1,309,291)	$(2,432,771)	$—	$(3,742,062)
Total	$(1,309,291)	$(2,432,771)	$—	$(3,742,062)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended February 29, 2012.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on futures contracts and open forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of February 29, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $132,041,716) — including $56,998,500 of securities loaned	$187,567,191
Investment in Daily Assets Fund Institutional (cost $58,574,751)*	58,574,751
Investment in Central Cash Management Fund (cost $4,390,902)	4,390,902
Total investments, at value (cost $195,007,369)	250,532,844
Cash	10,000
Deposit with broker for futures contracts	4,971,924
Cash held as collateral for forward foreign currency exchange contracts	5,050,000
Receivable for Fund shares sold	85,206
Dividends receivable	454,528
Interest receivable	7,585
Receivable for variation margin on futures contracts	85,845
Unrealized appreciation on forward foreign currency exchange contracts	1,614,947
Foreign taxes recoverable	245
Total assets	262,813,124
Liabilities
Payable upon return of securities loaned	58,574,751
Payable for Fund shares redeemed	450,012
Unrealized depreciation on forward foreign currency exchange contracts	2,432,771
Other accrued expenses and payables	44,378
Total liabilities	61,501,912
Net assets, at value	$201,311,212
Net Assets Consist of
Distributions in excess of net investment income	(69,021)
Net unrealized appreciation (depreciation) on: Investments	55,525,475
Futures	85,845
Foreign currency	(818,913)
Accumulated net realized gain (loss)	(11,852,158)
Paid-in capital	158,439,984
Net assets, at value	$201,311,212

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 29, 2012 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($71,290,127 ÷ 5,478,579 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.01
Maximum offering price per share (100 ÷ 94.25 of $13.01)	$13.80
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,270,494 ÷ 100,885 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.59
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($8,604,628 ÷ 681,815 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.62
Class R Net Asset Value, offering and redemption price per share ($13,818,490 ÷ 1,078,017 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.82
Class S Net Asset Value, offering and redemption price per share ($106,327,473 ÷ 8,228,354 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.92

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended February 29, 2012
Investment Income
Income: Dividends	$3,784,037
Income distributions — Central Cash Management Fund	10,155
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	42,747
Total income	3,836,939
Expenses: Distribution and service fees	335,613
Interest expense	35,878
Other	294
Total expenses	371,785
Net investment income (loss)	3,465,154
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,421,610)
Futures	1,840,555
Foreign currency	(8,167,501)
(7,748,556)
Change in net unrealized appreciation (depreciation) on: Investments	6,115,749
Futures	(894,705)
Foreign currency	(961,320)
4,259,724
Net gain (loss)	(3,488,832)
Net increase (decrease) in net assets resulting from operations	$(23,678)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended February 29,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$3,465,154	$2,397,220
Net realized gain (loss)	(7,748,556)	309,034
Change in net unrealized appreciation (depreciation)	4,259,724	32,052,764
Net increase (decrease) in net assets resulting from operations	(23,678)	34,759,018
Distributions to shareholders from: Net investment income: Class A	(879,840)	(268,994)
Class B	(7,864)	(10,279)
Class C	(52,429)	(43,361)
Class R	(116,592)	(24,439)
Class S	(1,593,589)	(293,449)
Total distributions	(2,650,314)	(640,522)
Fund share transactions: Proceeds from shares sold	56,840,524	112,477,178
Reinvestment of distributions	2,599,853	598,231
Payments for shares redeemed	(64,681,327)	(54,882,644)
Net increase (decrease) in net assets from Fund share transactions	(5,240,950)	58,192,765
Increase (decrease) in net assets	(7,914,942)	92,311,261
Net assets at beginning of period	209,226,154	116,914,893
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $69,021 and $2,451,305, respectively)	$201,311,212	$209,226,154

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended February 28,
Class A	2012	2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$13.13	$11.04	$7.25	$12.27		$13.79
Income (loss) from investment operations: Net investment income (loss)a	.21	.17	.11	.15		.10
Net realized and unrealized gain (loss)	(.17)	1.97	3.95	(5.03)		(.33)
Total from investment operations	.04	2.14	4.06	(4.88)		(.23)
Less distributions from: Net investment income	(.16)	(.05)	(.11)	(.14)		(.09)
Net realized gains	—	—	(.16)	—		(1.18)
Tax return of capital	—	—	—	—		(.02)
Total distributions	(.16)	(.05)	(.27)	(.14)		(1.29)
Net asset value, end of period	$13.01	$13.13	$11.04	$7.25		$12.27
Total Return (%)b	.38	19.49	56.03	(40.00	)c	(2.46	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	71	47	20		32
Ratio of expenses before expense reductions (%)	.26	.42	.81	1.36		1.29
Ratio of expenses after expense reductions (%)	.26	.42	.81	1.17		1.27
Ratio of net investment income (loss) (%)	1.73	1.45	1.16	1.42		.75
Portfolio turnover rate (%)	8	1	5	75		51
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended February 28,
Class B	2012	2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$12.71	$10.75	$7.08	$12.00		$13.52
Income (loss) from investment operations: Net investment income (loss)a	.12	.08	.05	.06		.01
Net realized and unrealized gain (loss)	(.18)	1.93	3.82	(4.90)		(.33)
Total from investment operations	(.06)	2.01	3.87	(4.84)		(.32)
Less distributions from: Net investment income	(.06)	(.05)	(.04)	(.08)		(.00	)*
Net realized gains	—	—	(.16)	—		(1.18)
Tax return of capital	—	—	—	—		(.02)
Total distributions	(.06)	(.05)	(.20)	(.08)		(1.20)
Net asset value, end of period	$12.59	$12.71	$10.75	$7.08		$12.00
Total Return (%)b	(.41)	18.69	54.80	(40.45	)c	(3.10	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	3	3		9
Ratio of expenses before expense reductions (%)	1.01	1.17	1.57	2.13		2.01
Ratio of expenses after expense reductions (%)	1.01	1.17	1.57	1.93		1.99
Ratio of net investment income (loss) (%)	.97	.69	.41	.65		.02
Portfolio turnover rate (%)	8	1	5	75		51
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended February 28,
Class C	2012	2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$12.74	$10.78	$7.09	$12.03		$13.55
Income (loss) from investment operations: Net investment income (loss)a	.11	.08	.04	.07		.01
Net realized and unrealized gain (loss)	(.17)	1.93	3.85	(4.93)		(.32)
Total from investment operations	(.06)	2.01	3.89	(4.86)		(.31)
Less distributions from: Net investment income	(.06)	(.05)	(.04)	(.08)		(.01)
Net realized gains	—	—	(.16)	—		(1.18)
Tax return of capital	—	—	—	—		(.02)
Total distributions	(.06)	(.05)	(.20)	(.08)		(1.21)
Net asset value, end of period	$12.62	$12.74	$10.78	$7.09		$12.03
Total Return (%)b	(.42)	18.75	54.84	(40.52	)c	(3.06)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	11	10	5		7
Ratio of expenses before expense reductions (%)	1.02	1.18	1.58	2.04		1.95
Ratio of expenses after expense reductions (%)	1.02	1.18	1.58	1.92		1.95
Ratio of net investment income (loss) (%)	.96	.68	.40	.67		.06
Portfolio turnover rate (%)	8	1	5	75		51
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended February 28,
Class R	2012	2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$12.94	$10.91	$7.17	$12.13		$13.64
Income (loss) from investment operations: Net investment income (loss)a	.18	.13	.09	.12		.07
Net realized and unrealized gain (loss)	(.17)	1.95	3.90	(4.96)		(.34)
Total from investment operations	.01	2.08	3.99	(4.84)		(.27)
Less distributions from: Net investment income	(.13)	(.05)	(.09)	(.12)		(.04)
Net realized gains	—	—	(.16)	—		(1.18)
Tax return of capital	—	—	—	—		(.02)
Total distributions	(.13)	(.05)	(.25)	(.12)		(1.24)
Net asset value, end of period	$12.82	$12.94	$10.91	$7.17		$12.13
Total Return (%)	.10	19.17	55.60	(40.10	)b	(2.66)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	11	4	1		2
Ratio of expenses before expense reductions (%)	.51	.68	1.06	1.63		1.52
Ratio of expenses after expense reductions (%)	.51	.68	1.06	1.42		1.52
Ratio of net investment income (loss) (%)	1.49	1.18	.91	1.16		.49
Portfolio turnover rate (%)	8	1	5	75		51
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended February 28,
Class S	2012	2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$13.04	$10.94	$7.18	$12.15		$13.69
Income (loss) from investment operations: Net investment income (loss)a	.24	.19	.14	.18		.15
Net realized and unrealized gain (loss)	(.17)	1.96	3.92	(4.99)		(.33)
Total from investment operations	.07	2.15	4.06	(4.81)		(.18)
Less distributions from: Net investment income	(.19)	(.05)	(.14)	(.16)		(.16)
Net realized gains	—	—	(.16)	—		(1.18)
Tax return of capital	—	—	—	—		(.02)
Total distributions	(.19)	(.05)	(.30)	(.16)		(1.36)
Net asset value, end of period	$12.92	$13.04	$10.94	$7.18		$12.15
Total Return (%)	.62	19.76	56.45	(39.87	)b	(2.15	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	106	114	53	24		38
Ratio of expenses before expense reductions (%)	.02	.18	.58	1.10		1.00
Ratio of expenses after expense reductions (%)	.02	.18	.58	.94		.97
Ratio of net investment income (loss) (%)	1.97	1.68	1.40	1.65		1.04
Portfolio turnover rate (%)	8	1	5	75		51
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS S&P 500 Plus Fund (the "Fund") is a diversified series of DWS Value Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund invests the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At February 29, 2012, the Fund had net tax basis capital loss carryforwards of approximately $5,300,000, including $5,024,000 of pre-enactment losses which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2018, the expiration date, whichever occurs first; and approximately $276,000 of post-enactment losses which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($20,000) and long-term losses ($256,000). The Fund's ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the merger. For more information, see Note G. Fund Merger.

In addition, from November 1, 2011 through February 29, 2012, the Fund elects to defer qualified late year losses of approximately $888,000 of net ordinary losses and treat them as arising in the fiscal year ending February 28, 2013.

The Fund has reviewed the tax positions for the open tax years as of February 29, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At February 29, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforwards	$(5,300,000)
Net unrealized appreciation (depreciation) on investments	$50,278,349

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Year Ended February 29, 2012	Year Ended February 28, 2011
Distributions from ordinary income*	$2,650,314	$640,522

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended February 29, 2012, the Fund entered into futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on fixed-income securities, including on financial indices and security indices. For the year ended February 29, 2012, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of February 29, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended February 29, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $77,784,000 to $109,652,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $66,409,000 to $90,525,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended February 29, 2012, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of February 29, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended February 29, 2012, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $32,983,000 to $114,007,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $21,727,000 to $119,760,000.

The following tables summarize the value of the Fund's derivative instruments held as of February 29, 2012 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$1,614,947	$—	$1,614,947
Equity Contracts (b)	—	1,265,199	1,265,199
Interest Rate Contracts (b)	—	129,937	129,937
	$1,614,947	$1,395,136	$3,010,083

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on forward foreign currency exchange contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(2,432,771)	$—	$(2,432,771)
Interest Rate Contracts (b)	—	(1,309,291)	(1,309,291)
	$(2,432,771)	$(1,309,291)	$(3,742,062)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on forward foreign currency exchange contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended February 29, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(8,128,561)	$—	$(8,128,561)
Equity Contracts (b)	—	924,025	924,025
Interest Rate Contracts (b)	—	916,530	916,530
	$(8,128,561)	$1,840,555	$(6,288,006)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(954,474)	$—	$(954,474)
Equity Contracts (b)	—	28,464	28,464
Interest Rate Contracts (b)	—	(923,169)	(923,169)
	$(954,474)	$(894,705)	$(1,849,179)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended February 29, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $13,935,317 and $14,279,111, respectively.

D. Related Parties

Unitary Fee. Under the Investment Management and Unitary Fee Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegates such responsibilities to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, QS Investors makes investment decisions and buys and sells securities for the Fund and manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

The Fund pays the Advisor an annual fee ("Unitary Fee") that covers the Advisor's investment management services as described above, as well as all other day-to-day expenses in the ordinary course of the Fund's business, except for distribution and service fees and expenses, portfolio transaction and other investment-related costs, interest expense, taxes and extraordinary expenses (as determined by the Fund's Board of Trustees).

The Unitary Fee equals an annual rate of 0.50% (the "Base Fee"), adjusted as described below, of the Fund's average daily net assets for the previous 365-day period ("Performance Period") computed and accrued daily, and payable monthly. The Base Fee is adjusted to as high as 1.00% or as low as zero, depending on how the Fund's investment performance (based on the total return of Class S shares, which do not bear Rule 12b-1 distribution and service fees) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (the "Performance Benchmark") over the Performance Period. If the Fund's investment performance equals the Performance Benchmark, then DIMA earns the Base Fee of 0.50%. If the Fund's investment performance falls below the Performance Benchmark, then the Unitary Fee decreases by the difference between them, but not below zero. If the Fund's investment performance exceeds the Performance Benchmark, then the Unitary Fee increases by the difference between them, but not above 1.00%.

Because any adjustment to the Unitary Fee is based upon how Class S shares perform relative to a market-based benchmark, the Advisor could receive a positive performance adjustment even if the Fund has a negative return. The amount of the performance adjustment will also be affected by changes in the size of the Fund over the Performance Period.

For the year ended February 29, 2012, the Advisor did not receive a unitary fee.

Distribution and Services Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended February 29, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at February 29, 2012
Class B	$10,930	$766
Class C	70,784	5,212
Class R	30,800	2,703
	$112,514	$8,681

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended February 29, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at February 29, 2012	Annual Effective Rate
Class A	$165,766	$27,231	.24%
Class B	3,529	522	.24%
Class C	23,590	2,710	.25%
Class R	30,214	5,246	.25%
	$223,099	$35,709

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended February 29, 2012 aggregated $21,349.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended February 29, 2012, the CDSC for Class B and C shares aggregated $3,174 and $440, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended February 29, 2012, DIDI received $4,640 for Class A shares.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson. Under the Investment Management and Unitary Fee Agreement, the Advisor has agreed to reimburse the Fund for these expenses.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million ($450 million prior to March 29, 2012) revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at February 29, 2012.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended February 29, 2012		Year Ended February 28, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,916,680	$23,617,473	3,108,257	$35,379,224
Class B	3,360	42,168	9,047	107,831
Class C	108,773	1,317,555	236,356	2,704,500
Class R	552,439	6,670,900	694,877	7,540,846
Class S	2,111,900	25,192,428	6,069,680	66,744,777
		$56,840,524		$112,477,178
Shares issued to shareholders in reinvestment of distributions
Class A	71,620	$872,329	22,943	$246,866
Class B	648	7,684	872	9,115
Class C	4,067	48,311	3,724	39,030
Class R	8,965	107,764	2,271	24,120
Class S	129,451	1,563,765	26,157	279,100
		$2,599,853		$598,231
Shares redeemed
Class A	(1,882,464)	$(22,978,654)	(2,022,338)	$(22,864,959)
Class B	(54,975)	(667,746)	(129,423)	(1,443,052)
Class C	(291,226)	(3,445,647)	(273,037)	(3,087,047)
Class R	(360,041)	(4,354,872)	(204,671)	(2,334,878)
Class S	(2,787,485)	(33,234,408)	(2,177,448)	(25,152,708)
		$(64,681,327)		$(54,882,644)
Net increase (decrease)
Class A	105,836	$1,511,148	1,108,862	$12,761,131
Class B	(50,967)	(617,894)	(119,504)	(1,326,106)
Class C	(178,386)	(2,079,781)	(32,957)	(343,517)
Class R	201,363	2,423,792	492,477	5,230,088
Class S	(546,134)	(6,478,215)	3,918,389	41,871,169
		$(5,240,950)		$58,192,765

G. Fund Merger

On November 21, 2011, the Board of Trustees of the Fund approved the merger of the Fund into DWS S&P 500 Index Fund. On April 16, 2012, the Fund's shareholders approved the reorganization of the Fund into DWS S&P 500 Index Fund. Completion of the merger is expected to occur on or around April 27, 2012.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Value Equity Trust and the Shareholders of DWS S&P 500 Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS S&P 500 Plus Fund (the "Fund") at February 29, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note G to the financial statements, on April 16, 2012, the Fund's shareholders approved the Board's proposal to merge the Fund into DWS S&P 500 Index Fund.
Boston, Massachusetts April 19, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2011 to February 29, 2012).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

·Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended February 29, 2012 (Unaudited)

Actual Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 9/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/29/12	$1,121.60	$1,117.10	$1,117.80	$1,120.60	$1,123.50
Expenses Paid per $1,000*	$1.42	$5.32	$5.37	$2.69	$.11
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 9/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/29/12	$1,023.52	$1,019.84	$1,019.79	$1,022.33	$1,024.76
Expenses Paid per $1,000*	$1.36	$5.07	$5.12	$2.56	$.10

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S
DWS S&P 500 Plus Fund	.27%	1.01%	1.02%	.51%	.02%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended February 29, 2012, qualified for the dividend received deduction.

For federal income tax purposes, the Fund designates approximately $4,162,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS S&P 500 Plus Fund (the "Fund") was held on April 16, 2012, at the offices of Deutsche Asset Management, 60 Wall Street, New York, New York 10005. At the Meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below).

1. To consider and vote upon an Agreement and Plan of Reorganization and the transactions it contemplates, including (i) the transfer of all portfolio securities of DWS S&P 500 Plus Fund, a series of DWS Value Equity Trust ("S&P Plus"), to DWS Equity 500 Index Portfolio ("S&P Index Portfolio") in exchange for an interest in S&P Index Portfolio, (ii) the transfer of all of the assets of S&P Plus (including its interest in S&P Index Portfolio) to DWS S&P 500 Index Fund, a series of DWS Institutional Funds ("S&P Index"), in exchange for shares of S&P Index ("Merger Shares") and the assumption by S&P Index of all the liabilities of S&P Plus, and (iii) the distribution of the Merger Shares to the shareholders of S&P Plus in complete liquidation of S&P Plus.
Number of Votes:
For	Against	Abstain
8,224,486.9156	194,973.0964	211,418.1966

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS S&P 500 Plus Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 3rd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's unitary fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). The Board determined that, because DWS is obligated to provide a broader range of services and to bear additional categories of expenses in return for the unitary fee than would be the case under a typical management contract, it was most appropriate to examine and compare the Fund's total expense ratio. With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's unitary fee rate as compared to management fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees. Specifically with respect to the Fund, the Board noted that DWS provides a broader range of services and bears additional categories of expenses under the Agreement than is the case under its management contracts with most other DWS Funds.

On the basis of the information provided, the Board concluded that the unitary fee was reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors's fee out of its unitary fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund's current unitary fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that the unitary fee was reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of February 29, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	108	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	108	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	108	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		108	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	108	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	108	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	108
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	108	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	108	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	108	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	108	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	111	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B and C:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	OUTDX	OUTBX	OUTCX	SSFFX
CUSIP Number	23338K 100	23338K 209	23338K 308	23338K 506
Fund Number	410	610	710	2310

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	OUTRX
CUSIP Number	23338K 407
Fund Number	1514

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DSPPF-2
(R-026692-1 4/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS S&P 500 PLUS FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended February 29,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$56,256	$0	$0	$0
2011	$56,256	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended February 29,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$0	$0
2011	$7,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended February 29,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$0	$0	$0
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS S&P 500 Plus Fund, a series of DWS Value Equity Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	April 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	April 26, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 26, 2012